LICENSE AND SUPPLY AGREEMENTS	12 Months Ended
Dec. 31, 2021
Revenue from Contract with Customer [Abstract]
LICENSE AND SUPPLY AGREEMENTS

NOTE 7 – LICENSE AND SUPPLY AGREEMENTS

In November 2017, the Company signed an exclusive license agreement with NanoCarrier Co., Ltd. for the development, commercialization, and supply of ofra-vec in Japan. VBL retains rights to ofra-vec globally except for Japan (“The License Agreement”). Under the terms of the agreement, VBL has granted NanoCarrier an exclusive license to develop and commercialize ofra-vec in Japan for all indications. VBL will supply NanoCarrier with ofra-vec, and NanoCarrier will be responsible for all regulatory and other clinical activities necessary for commercialization in Japan. In exchange, the Company received an up-front nonrefundable payment of $15.0 million, and is entitled to receive greater than $100.0 million in additional payments if certain development and commercial milestones are achieved. VBL will also receive tiered royalties on net sales. In addition, if NanoCarrier enters into a sublicense agreement, the Company would be entitled to receive royalties from the sublicense income received by NanoCarrier.

In March 2019, the Company entered into exclusive option license agreement (hereafter- Agreement) with an animal health company, for the development of VB-201 for veterinary use. Under the Agreement, the Company granted a right to use intellectual property and transfer materials. In addition, the Company granted an option to obtain an exclusive worldwide, royalty-bearing, transferable license under the Company’s intellectual property and materials to research, develop and sell the product worldwide.

As part of the Agreement, the Company received an immaterial non-refundable and non-creditable upfront payment recognized as revenues during 2019. In addition, the Company is entitled to receive an immaterial amount upon the achievement of a milestone event.

The performance obligation relating to the Company’s participation and consulting assistance services during the development period is recognized over the service period. During 2021, 2020 and 2019 the Company recognized revenue in an amount of $0.8 million, $0.9 million and $0.6 million, respectively related to the Company’s participation and consulting assistance services of ofra-vec in Japan for all indications and from the option to license agreement for the development of VB-201 for animal healthcare worldwide. Out of the consideration received in the License Agreement, as of December 31, 2021, the Company has deferred revenue in the amount of $0.7 million in 2021 that is classified within current liabilities.

Revenues recognized in 2021, 2020 and 2019 were related to the Company’s participation and consulting assistance services from the License Agreement and from the option to license agreement for the development of VB-201 for animal healthcare worldwide. All of revenues recognized in 2021 were included in the opening balance of the deferred revenue in the balance sheets.

VASCULAR BIOGENICS LTD.

NOTES TO THE FINANCIAL STATEMENTS (continued)